================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------



                                    FORM 8-K




                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 9, 2001
                        (Date of earliest event reported)


                                FIBERSTARS, INC.
             (Exact name of registrant as specified in its charter)


            CALIFORNIA                   0-24564                94 3021850
   (State or other jurisdiction        (Commission             (IRS Employer
         of incorporation)            File Number)          Identification No.)


                  44259 NOBEL DRIVE, FREMONT, CALIFORNIA 94538
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (510) 490-0719


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


================================================================================

Item 5.      OTHER EVENTS.

         Fiberstars, Inc. (the "Company") recently completed a reorganization in which it phased out certain officer positions. In connection with the reorganization, Fred Martin, the Chief Operating Officer, and George Awai, the Vice President, Research and Development, resigned their respective positions. Messrs. Martin and Awai are continuing to provide services to the Company as consultants.


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


         None

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  February 9, 2001.

                                FIBERSTARS, INC.



                                By         /S/ ROBERT A. CONNORS
                                   ---------------------------------------------
                                               Robert A. Connors
                                            Chief Financial Officer

                                      -2-